Related Party Transaction	9 Months Ended
Sep. 30, 2017
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 9 – Related Party Transaction

Effective May 1, 2017, the Company entered into an agreement with Camber Energy, Inc., pursuant to which EnerJex will be responsible for performing certain general and administrative services for Camber for a fee of $150,000 per month. This fee includes payments to vendors who provide accounting services to Camber. Richard E. Menchaca, a member of the Board of Directors of the Company, is a co-guarantor of bank debt held by Camber Energy, Inc. and Robert Schleizer, our newly appointed Interim Chief Financial Officer is also the Chief Financial Officer and a Director of Camber Energy, Inc.